==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): October 25, 2000


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
            (Exact name of registrant as specified in its charter)

     Commission File Number: 1934 Act File Number: 1-13174


              Maryland                          54-1681655
   (State of other jurisdiction of           (I.R.S. Employer
   incorporation or organization)           Identification No.)

         2345 Crystal Drive                       22202
         Crystal City, VA                       (Zip Code)
        (Address of principal
         executive offices)

               Registrant's telephone number including area code: (703) 920-8500
==============================================================================

Item 2.  Property Acquisitions
-------  ---------------------

On October 25, 2000, Charles E. Smith Residential Realty L.P. ("the Operating Partnership"), of which Charles E. Smith Residential Realty, Inc. ("the Company") is the sole general partner, acquired Harbour House, an 804 unit, high-rise apartment property located on a 10.6 acre, oceanfront site in Southeast Florida. The property consists of two 14-story towers constructed in 1962 and 1964, respectively, with amenities including two pools, 26 cabanas, a tennis court, underground parking and direct beachfront access. The average unit size is approximately 992 square feet. The purchase price of $94.3 million
was funded through draws on the Company's lines of credit.   The Company plans
to invest an additional $25 to $45 million over the next several years, depending upon the incremental return on investment, to upgrade and reposition the property.


Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(A)  Pro forma financial information beginning at page F-2

(B)  Historical financial information beginning at page F-7

(C)  Exhibits

     23 Consent of Independent Public Accountants dated November 7, 2000

                                  SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 8th day of November 2000.


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.


                          By:  /s/ W.D. Minami
                               -------------------------------------------------
                               W.D. Minami
                               Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Registrant



                               /s/ Steven E. Gulley
                               -------------------------------------------------
                               Steven E. Gulley
                               Chief Accounting Officer of the Registrant

            INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION

                                                                    Page
                                                                    ----
CHARLES E. SMITH RESIDENTIAL REALTY, INC.

Pro Forma (Unaudited) Consolidated Balance Sheet
 as of June 30, 2000                                                F-3

Pro Forma (Unaudited) Consolidated Statement of
 Operations for the six months ended June 30, 2000                  F-4

Pro Forma (Unaudited) Consolidated Statement of
 Operations for the year ended December 31, 1999                    F-5

Notes and Management's Assumptions to Unaudited Pro Forma
 Consolidated Financial Information                                 F-6


ACQUISITION PROPERTY

Report of Independent Public Accountants -                          F-7

Statements of Revenues and Certain Expenses of
 Harbo L.P. for the six months ended June 30, 2000
 (Unaudited) and for the year ended December 31, 1999.              F-8

Notes to Statements of Revenues and Certain Expenses
 of Harbo L.P. for the six months ended
 June 30, 2000 (Unaudited) and for the year
 ended December 31, 1999.                                           F-9

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2000, and unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2000, and the year ended December 31, 1999, are based on the historical financial statements of the Company and the Operating Partnership.

The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2000, is presented as if acquisitions had occurred by June 30, 2000. The unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2000, and the year ended December 31, 1999, are presented as if the acquisitions and dispositions had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company's Forms 10-Q and 10-K.

Preparation of the unaudited pro forma financial information was based on assumptions considered appropriate by the Company's management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the acquisitions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of the transaction have been made.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30,2000
                           (UNAUDITED) (IN THOUSANDS)



ASSETS                                       Historical      Acquisitions       Dispositions    Other Adjustments        Pro-forma
                                             -----------    -------------      --------------  --------------------     ------------

Rental property, net                          1,652,981          94,300  (A)                                           1,747,281

Rental property under construction               51,662                                                                   51,662
Tenants' security deposits                        8,219                                                                    8,219
Escrow funds                                      6,641                                                                    6,641
Investment in and advances to Property
 Service Businesses                              61,230                                                                   61,230
Investment in joint ventures                     29,649                                                                   29,649
Deferred charges, net                            16,545                                                                   16,545
Other assets                                     12,468                                                                   12,468
                                                      -                                                                        -
                                            -----------     -----------        -----------          -----------      -----------
Total                                         1,839,395          94,300                                       -        1,933,695
                                             ==========     ===========        ===========          ===========      ===========

LIABILITIES AND EQUITY

Liabilities
    Mortgage loans                              917,527                                                                  917,527
    Lines of credit                              74,000          94,300  (A)                                             168,300
    Construction loans                           86,306                                                                   86,306
    Accounts payable and accrued expenses        50,619                                                                   50,619
    Security deposits                             8,219               -                                                    8,219
                                            -----------     -----------        -----------          -----------      -----------
          Total Liabilities                   1,136,671          94,300                  -                    -        1,230,971

Minority Interest                               205,981                                                  10,560   (B)    216,541

Shareholders' equity:
    Preferred Stock
         Series A Cumulative Convertible
          Redeemable Preferred Stock             71,500                                                                   71,500
         Series C Cumulative Redeemable
          Preferred Stock                        50,000                                                                   50,000
         Series E Cumulative Redeemable
          Preferred Stock                        25,000                                                                   25,000
         Series H Cumulative Redeemable
          Preferred Stock                        55,000                                                                   55,000
         Series G Cumulative Redeembable
          Preferred Stock                        50,000               -                                                   50,000
             Common Stock                           213               -                                                      213
             Additional paid-in capital         214,006               -                                 (10,560)  (B)    203,446
             Retained deficit                    31,024                                                                   31,024
                                            -----------     -----------        -----------          -----------      -----------
        Total shareholders' equity              496,743               -                                 (10,560)         486,183
                                            -----------     -----------        -----------          -----------      -----------
Total Liabilities and Shareholders'
 equity                                       1,839,395          94,300                                       -        1,933,695
                                             ==========     ===========        ===========          ===========      ===========

        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
              (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                   Other
RENTAL PROPERTIES                              Historical    Acquisitions(C)    Dispositions(D)    Adjustments    Pro-forma
                                               ----------    ---------------    ---------------    -----------    ---------
Revenues                                         $183,570            $10,168            $(3,259)       $     -     $190,479

Expenses
        Operating                                 (54,981)            (3,695)               387            116 (E)  (58,173)
        Real estate taxes                         (15,602)              (811)               316                     (16,097)
        Depreciation and amortization             (21,462)                                  675         (1,608)(F)  (22,395)
                                               ----------    ---------------    ---------------    -----------     --------
                      Total expenses              (92,045)            (4,506)             1,378         (1,492)     (96,665)
                                               ----------    ---------------    ---------------    -----------     --------

Equity in income of joint ventures                  1,325                                                             1,325

Equity in income of Property Service
 Businesses                                         2,155                                                             2,155

Corporate general and administrative expenses      (5,697)                                                           (5,697)
Interest income                                       144                                                               144
Interest expense                                  (37,985)                                   70         (3,462)(G)  (41,377)
Non-operating income / Other distributions              -                                                                 -
                                               ----------    ---------------    ---------------    -----------     --------
Income before gain on sale, loss on unused
 treasury lock and extraordinary item.             51,467              5,662             (1,811)        (4,954)      50,364

Gain on sale of property                            4,161                                                             4,161

Loss on unused treasury lock                            -                                                                 -
                                               ----------    ---------------    ---------------    -----------     --------

Income before extraordinary item                   55,628              5,662             (1,811)        (4,954)      54,525

Extraordinary Item - loss on extinguishment
 of debt                                                -                                                                 -
                                               ----------    ---------------    ---------------    -----------     --------

Net Income of the Operating Partnership            55,628              5,662             (1,811)        (4,954)      54,525

Minority Interest                                 (19,177)                                                 382 (H)  (18,795)
                                               ----------    ---------------    ---------------    -----------     --------

Net Income                                         36,451              5,662             (1,811)        (4,572)      35,730

Less:  Income attributable to preferred
 shares                                           (10,022)                                                          (10,022)
                                               ----------    ---------------    ---------------    -----------     --------

Net Income attributable to common shares         $ 26,429            $ 5,662            $(1,811)       $(4,572)    $ 25,708
                                               ==========    ===============    ===============    ===========     ========

Net income per common share - basic              $   1.26                                                          $   1.23
                                               ==========                                                          ========

Net income per common share - diluted            $   1.24                                                          $   1.19 (F)
                                               ==========                                                          ========

Weighted average shares outstanding - basic        20,948                                                            20,948
                                               ==========                                                          ========

Weighted average shares outstanding - diluted      23,987                                                            23,987
                                               ==========                                                          ========

         The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1999
             (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                    Other
RENTAL PROPERTIES                               Historical   Acquisitions(C)   Dispositions(D)   Adjustments      Pro-forma
                                                ----------   ---------------   --------------    -----------      ---------
Revenues                                         $ 301,233          $ 57,102          (15,025)     $       -       $343,310

Expenses
     Operating                                     (95,777)          (24,198)           4,322          1,491 (E)   (114,162)
     Real estate taxes                             (23,173)           (5,892)             999                       (28,066)
     Other Non-operating expenses                        -                                685                           685
     Depreciation and amortization                 (33,906)                             1,357         (9,357)(F)    (41,906)
                                                ----------   ---------------   --------------    -----------      ---------
                    Total expenses                (152,856)          (30,090)           7,363         (7,866)      (183,449)
                                                ----------   ---------------   --------------    -----------      ---------

Equity in income of Property Service
  Businesses                                         6,542                                                            6,542
Equity in income of Joint Ventures                     744                                                              744
Corporate general and administrative expenses       (9,607)                                                          (9,607)
Interest income                                      1,539                                  -                         1,539
Interest expense                                   (57,094)                             1,164        (18,404)(G)    (74,334)
                                                ----------   ---------------   --------------    -----------      ---------

Income before gain on sale, loss on unused
 treasury lock and extraordinary item.              90,501            27,012           (6,498)       (26,270)        84,745

Gain on sale of property                            63,673                                                           63,673

Loss on unused treasury lock                             -                                                                -
                                                ----------   ---------------   --------------    -----------      ---------

Income before extraordinary item                   154,174            27,012           (6,498)       (26,270)       148,418

Extraordinary Item - loss on
  extinguishment of debt                              (360)                                                            (360)
                                                ----------   ---------------   --------------    -----------      ---------

Net Income of the Operating Partnership            153,814            27,012           (6,498)       (26,270)       148,058

Minority Interest                                  (58,536)            2,098                              87 (H)    (56,351)
                                                ----------   ---------------   --------------    -----------      ---------

Net Income                                          95,278            29,110           (6,498)       (26,183)        91,707

Less: Income attributable to preferred shares      (13,041)                                                         (13,041)
                                                ----------   ---------------   --------------    -----------      ---------

Net Income attributable to common shares         $  82,237          $ 29,110         $(6,498)      $(26,183)       $ 78,666
                                                ==========   ===============   ==============    ===========      =========

Net income per common share - basic              $    4.24                                                         $   4.05
                                                ==========                                                        =========

Net income per common share - diluted            $    4.04                                                         $   3.76 (F)
                                                ==========                                                        =========

Weighted average shares outstanding - basic         19,416                                                           19,416
                                                ==========                                                        =========

Weighted average shares outstanding - diluted       22,531                                                           22,531
                                                ==========                                                        =========


        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED FINANCIAL INFORMATION
                   (UNAUDITED) (DOLLAR AMOUNTS IN THOUSANDS)

1. Basis of Presentation

   On October 25, 2000, Charles E. Smith Residential Realty L.P. ("the Operating Partnership"), of which Charles E. Smith Residential Realty, Inc. ("the Company") is the sole general partner, acquired Harbour House, an 804 unit, high-rise apartment property located on a 10.6 acre, oceanfront site in Southeast Florida. The property consists of two 14-story towers constructed in 1962 and 1964, respectively, with amenities including two pools, 26 cabanas, a tennis court, underground parking and direct beachfront access. The average unit size is approximately 992 square feet. The purchase price of $94.3 million was funded through draws on the Company's lines of credit. The Company plans to invest an additional $25 to 45 million over the next several years, depending upon the incremental return on investment, to upgrade and reposition the property.

   Additionally, the Pro Forma information contained within reflects other acquisitions and dispositions of the Company as of June 30, 2000 and during the year ending December 31, 1999.

   The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2000 and unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2000 and the year ended December 31, 1999 are based on the historical financial statements of the Company and Operating Partnership.

   The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2000 is presented as if the acquisitions had occurred by June 30, 2000. The unaudited Pro Forma Consolidated Statements of Operations for the six months ended ended June 30, 2000 and the year ended December 31, 1999 are presented as if the acquisitions had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company's Forms 10-Q and 10-K.

2. Adjustments to Pro Forma Consolidated Balance Sheet


      (A) Acquisitions (in thousands):

                                                                      Harbour
                                                                       House
                                                                      -------
        Purchase price of rental property                             $94,300
                                                                      =======

        Proceeds from line of credit                                  $94,300
                                                                      -------

                                                                      $94,300
                                                                      =======

      (B) To adjust the Minority Interest for the Harbour House acquisition

3. Adjustments to Pro Forma Consolidated Statements of Operations

     (C) The proforma statements of operations for the year ended December 31, 1999, includes or excludes the results of operations of the properties prior to acquisition as follows:


                                   Date                   Period                    Period
                                 Acquired                Included                  Excluded
                                  --------               --------                  --------
           Buchanan               1/6/99              1/6/99-12/31/99            1/1/99-1/5/99
           Consulate              7/16/99             1/1/99-6/30/99            7/1/99-7/15/99

           Forte Towers           11/6/99             1/1/99-9/30/99           10/1/99-11/05/99

           Ocean View at         12/22/99             1/1/99-9/30/99           10/1/99-12/21/99
           Aventura

           Ocean View at          1/14/00             1/1/99-9/30/99           10/1/99-12/31/99
           Sunset Point
           Country Side           7/2/99
           Stonegate              7/2/99              1/1/99-12/31/99
           Dearborn Place         4/1/00              1/1/99-12/31/99
           Reston Landing         6/1/00              1/1/99-12/31/99
           Harbour House         10/25/00             1/1/99-12/31/99


          Management believes that the amounts excluded are not material to the proforma statements taken as a whole.

          For the year ended December 31, 1999, adjustments to results of operations for acquisitions are as follows:



                                    Period
                                   Included                Revenues          Operating         Real Estate
                                   --------                --------          ---------        -----------
           Ocean View at        1/1/99-9/30/99             $  9,321         $  (3,819)         $   (768)
           Aventura            12/22/99-12/31/99
           Ocean View at        1/1/99-9/30/99               12,172            (4,944)            1,357)
           Sunset Pointe
           Countryside          1/1/99-12/31/99               3,989            (1,113)             (726)
           Stonegate            1/1/99-12/31/99               5,075            (1,682)             (431)
           Consulate            1/1/99-6/30/99                1,870              (504)             (153)
                               7/16/99-12/31/99
           Forte Towers         1/1/99-9/30/99                9,171            (3,540)             (952)
                               11/6/99-12/31/99

           Harbour House        1/1/99-12/31/99              10,370            (4,741)           (1,018)
           Reston Landing       1/1/99-12/31/99               1,629              (708)                -
           Dearborn Place       1/1/99-12/31/99               3,505            (3,147)             (487)
                                                           --------         ---------          --------
           Total                                           $ 57,102         $ (24,198)         $ (5,892)
                                                           ========         =========          ========


          The proforma statements of operations for the six months ended June 30, 2000 includes or excludes the results of operations of the properties prior to acquisition as follows:

                                   Date                   Period             Period
                                  Acquired                Included           Excluded
                                  --------                --------           --------
           Ocean View at           1/14/00                   -            1/1/00-1/13/00
           Aventura
           Dearborn Place          4/1/00                    -             1/1/00-3/1/00
           Reston Landing          6/30/00            1/1/00-6/30/00             -
           Harbour House          10/25/00            1/1/00-6/30/00             -

          Management believes that the amounts excluded are not material to the proforma statements taken as a whole.

          For the six months ended June 30, 2000, adjustments to results of operations are as follows:

                                        Period
                                       Included              Revenues         Operating        Real Estate
                                       --------              --------         ---------        -----------

           Harbour House            1/1/00-6/30/00            $ 5,922         $   (2,329)          $ (630)
           Reston Landing           1/1/00-6/30/00              2,904               (675)              -
           Dearborn Place           4/1/00-6/30/00              1,342               (691)           (181)
                                                             --------         ----------         -------
           Total                                             $ 10,168         $   (3,695)        $  (811)
                                                             ========         ==========         =======


   (D)    Properties included within Dispositions are as follows:

          For the year ended December 31, 1999



                                                             Real Estate         Other           Depreciation      Interest
                             Revenues        Operating          Taxes         Non-Operating      Amortization      Expense
                             --------        ---------          -----         -------------      ------------      -------
           Worldgate           6,521            (799)           (641)                 -           (1,357)           (320)
           1999 1031
           Properties          8,504          (3,523)           (358)              (685)               -            (844)
                            --------        --------            ----            -------          -------         -------
           Total            $ 15,025        $ (4,322)           (999)           $  (685)         $(1,357)        $(1,164)
                            ========        ========            ====            =======          =======         =======

          The 1999 1031 properties include Surburban Towers, Columbian Stratford, Windsor Towers and Fort Chaplin

          For the six months ended June 30, 2000



                                                             Real Estate         Other           Depreciation      Interest
                             Revenues        Operating          Taxes         Non-Operating      Amortization      Expense
                             --------        ---------          -----         -------------      ------------      -------
           Worldgate          3,259             (387)            (316)                 -              (675)            (70)
                            -------             ----         --------            ------            -------         -------
           Total            $ 3,259             (387)        $   (316)           $     -           $  (675)        $   (70)
                            =======             ====         ========            ======            =======         =======


   (E) Operating expenses have been adjusted to eliminate management fees since the Company's affiliate manages owned properties.

   (F) Depreciation and amortization has been adjusted based on the allocated purchase price of the assets acquired and an estimated useful life of 40 years, as if the purchases occurred on January 1, 2000 for the six months ended June 30, 2000 and January 1, 1999 for the year ended December 31, 1999.

   (G) Represents interest expense for draws on the line of credit (assuming weighted average interest rates of 7.33% and 7.14% for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively) and interest expense for the assumed mortgage loan related to the acquisition.

   (H) To reflect the minority interest shareholders interest in the acquisitions and dispositions.

                 [ARTHUR ANDERSEN, LLP LETTERHEAD APPEARS HERE]


     Report of Independent Public Accountants


To Charles E. Smith Residential Realty, Inc.

We have audited the accompanying statement of revenues and certain expenses of Harbo, L.P. (the "Property") for the year ended December 31, 1999. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Charles E. Smith Residential Realty, Inc. Material amounts, described in Note 1 to the statements of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Harbo, L.P. for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.


                                                    /s/ ARTHUR ANDERSEN LLP

Vienna, VA
October 20, 2000

                                   Harbo, L.P.
                   Statement Of Revenues And Certain Expenses
               For The Six months Ended June 30, 2000 (Unaudited)
                      And The Year Ended December 31, 1999



                                        Six months Ended
                                          June 30,2000      Year Ended
                                           (Unaudited)   December 31, 1999
                                          -------------  -----------------
Revenues:
 Rental Revenue                             $5,377,206         $ 9,528,399
  Other Revenue                                544,572             841,638
                                            ----------         -----------
Total Revenues                               5,921,778          10,370,037

Certain Expenses:
 Payroll and related costs                     569,061           1,066,635
 Utilities                                     627,358           1,183,461
 Repairs and maintenance                       599,593           1,304,982
 Administrative and other                      283,681             750,536
 Real estate taxes                             630,327           1,018,450
 Insurance                                      92,825             156,338
 Management fees                               156,273             279,020
                                            ----------         -----------

   Total Certain Expenses                    2,959,118           5,759,422
                                            ----------         -----------

Revenues in Excess of Certain Expenses      $2,962,660         $ 4,610,615
                                            ==========         ===========

  The accompanying notes are an integral part of this statement.

                                   Harbo, L.P.
               Notes to Statement of Revenues and Certain Expenses
           For The Six months Ended June 30, 2000 (Unaudited) And For
                        The Year Ended December 31, 1999



1.  Basis of Presentation
    ---------------------

  The accompanying statement of revenues and certain expenses relates to the operations of Harbo, L.P. which owns an 804 unit, 2-building high-rise apartment complex located in Bal Harbour, Florida. The Property was acquired by Charles E. Smith Residential Realty, Inc. (the "Company") on October 25, 2000.

  The accompanying statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus excludes certain expenses, such as interest expense, depreciation and amortization, certain professional fees, and other costs not related to the future operations of the Property. Management is not aware of any material factors relating to the Property which would cause the reported financial information not to be indicative of future operating results.

2.  Significant Accounting Policies
    -------------------------------

  The accompanying statement was prepared on the accrual basis accounting. Rental income attributable to residential leases is recognized when due from tenants.

3.  Interim Financial Information
    ------------------------------

  The interim statement of revenues and certain expenses is unaudited but reflect all adjustments which are, in the opinion of management, necessary to a fair presentation of the interim period presented. The adjustments consist of normal recurring accruals.

  The statement of revenues and certain expenses for the interim period will not necessarily be indicative of the operating results of the fiscal year.



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